Summary Prospectus
Russell Investments Alternatives Diversifier Fund
October 20, 2026

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), reports to shareholders (when available) and other information about the Fund online at https://connect.rightprospectus.com/russellinvestments. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated October 20, 2026, as may be amended or supplemented from time to time, are all incorporated by reference into this Summary Prospectus.
Class/Ticker: A/RADAX, S/RADSX
Investment Objective (Non-Fundamental)

The Fund seeks long term capital appreciation with low correlation to traditional core equity and bond markets.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your Financial Intermediary and in the Front-End Sales Charges and More About Deferred Sales Charges sections beginning on pages 40, and 42, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 16, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	S
Advisory Fee	2.00%	2.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.68%	0.68%
Total Annual Fund Operating Expenses	2.93%	2.68%
#
The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	S
1 Year	$660	$271
3 Years	$1,248	$832
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of the Prospectus, no portfolio turnover rate is available for the Fund.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by employing a “multi-strategy and multi-manager” approach whereby Russell Investment Management, LLC (“RIM”) allocates the Fund’s assets to a diverse range of alternative investment strategies and utilizes multiple money managers to pursue those strategies. Pursuant to the Fund’s alternative investment strategies, the Fund may invest in a broad range of instruments, markets and asset classes economically tied to U.S., foreign and emerging markets. While the Fund will primarily use derivatives to implement its investment strategies, investments may also include equity securities and fixed income securities. The Fund may take both long and short positions. A long position is one with the expectation that the underlying asset will rise in value. A short position is one with the expectation that the underlying asset will decline in value.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund’s asset allocation at any time. With the exception of Efficient Capital Management, LLC (“Efficient”), the Fund’s money managers select the individual portfolio instruments for the assets assigned to them.  Efficient recommends certain Fund money managers to RIM, directs those money managers with respect to target volatility levels and advises RIM with respect to the Fund’s allocations among those money managers. RIM manages the Fund’s cash balances.
The Fund uses Active Long-Volatility Biased and Tactical Trading alternative investment strategies. Each strategy includes multiple sub-strategies.
Active Long-Volatility Biased Strategy: Seeks gains from changes in market volatility, volatility dislocations (meaning periods when investments tied to market volatility appear unusually expensive or inexpensive or are priced differently across related instruments or markets) and other market conditions associated with increased uncertainty or market stress. The strategy generally maintains a long-volatility bias (meaning it generally holds positions that are expected to benefit when markets become more volatile, including during sharp market declines or other large market movements) and may seek to provide positive convexity (meaning gains may increase at an accelerating rate as market volatility rises or markets decline sharply). The strategy may also employ active trading, relative value positions or other techniques intended to mitigate negative carry (meaning the ongoing cost of maintaining positions that may lose value or generate losses over time in stable or rising markets). Active Long-Volatility Biased sub-strategies include:
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Relative Value Volatility Sub-Strategy: Seeks gains from perceived mispricing among related volatility instruments, securities or markets. These long or short opportunities may arise in equity, interest rate or foreign exchange volatility, as well as in convertible or hybrid instruments, corridor or variance structures (types of derivatives whose returns are based on how much and how often an asset’s price moves within a specified range), or other derivatives that a money manager believes are trading at a premium or discount to fair value.
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Dispersion Sub-Strategy: Seeks gains from differences in volatility between an index and its underlying constituents. This sub-strategy typically involves positions that are long individual security volatility and short index volatility, and may include other forms of dispersion trading (an approach that seeks to profit when the price movements or implied volatilities of individual securities diverge from those of a broader index or from each other).
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Cross-Asset Long Volatility Sub-Strategy: Seeks gains from outright or actively managed long-volatility exposures across equity, interest rate and foreign exchange markets. The sub-strategy may maintain long volatility exposure across a range of underlying markets and adjust the level, mix or location of that exposure over time based on market conditions, volatility levels or a money manager’s assessment of relative opportunities. It may seek to benefit from volatility spikes, rapid repricing events or other market dislocations.
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Carry Mitigation and Funding Sub-Strategy: Seeks to offset some of the cost of maintaining long-volatility exposure by investing in positions that a money manager believes may generate positive returns in more benign market environments, while seeking to limit the extent to which such positions reduce the portfolio’s convexity in stressed conditions.
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Convexity Overlay and Tail Risk Hedging Sub-Strategy: Seeks gains from positions intended to increase the portfolio’s responsiveness to severe market selloffs, sharp volatility spikes or other extreme market events. The sub-strategy may include downside hedges, long gamma positions (positions that are designed to become more sensitive to market movements as prices change, so that gains may increase as markets move sharply), options structures or other convexity-oriented positions, used alone or in combination with other sub-strategies.

Tactical Trading Strategy: Seeks gains across global markets from price trends, relative value relationships, macroeconomic developments and other market conditions affecting equities, interest rates, commodities, government securities, currencies and futures. The strategy may take long or short positions and seek to benefit from sustained directional price movements, changing relationships among related assets, or shifts in economic, monetary, fiscal, geopolitical or other systemic conditions.
Tactical Trading sub-strategies include:
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Trend-Following Sub-Strategy: Seeks gains from upward or downward price movements across global markets, including equity, interest rate, currency and commodity markets. The sub-strategy generally uses systematic models to identify and respond to persistent price trends, momentum patterns or related market signals.
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Relative Value and Cross-Market Sub-Strategy: Seeks gains from perceived mispricing or changing relationships among related markets, instruments or asset classes. Opportunities may arise across countries, regions, yield curves, currencies, commodity curves, equity indices, cash securities and related derivatives, or other instruments that a money manager believes are trading at a premium or discount to fair value. The sub-strategy is generally designed to limit unwanted market exposure and may be implemented through diversified positions intended to enhance the portfolio’s overall risk/return profile.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in currency futures and options on futures, forward currency contracts and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes.
The Fund may invest in equity securities of issuers of any market capitalization which are economically tied to U.S. and non-U.S. countries, including emerging markets countries. These securities may include common stocks, preferred stocks, rights, warrants, convertible securities and depositary receipts. The Fund’s investments in convertible securities may include contingent convertible securities, which provide for mandatory conversion into common stock of the issuer under certain circumstances. Based on index provider classifications, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The Fund may also invest in fixed income securities of any credit quality and maturity, including fixed income securities that are rated below investment grade (commonly referred to as “high yield” or “junk bonds”) and in debt securities that are the subject of bankruptcy proceedings, in default as to the payment of principal or interest or rated in the lowest rating category (“distressed securities”). The Fund may invest in U.S. and non-U.S. corporate fixed income securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations) and fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by their respective agencies and instrumentalities, as well as in emerging markets debt securities. The Fund may also invest in variable and floating rate securities. The Fund may enter into repurchase agreements and reverse repurchase agreements.
The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund (the “Subsidiary”) organized as a company under the laws of the Cayman Islands. The Fund may invest directly or indirectly through the Subsidiary in commodity-linked derivative instruments (including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions), exchange-traded funds, exchange-traded notes and commodity-linked securities that together are intended to provide exposure to the performance of the commodity futures market. The Fund’s commodity exposure will be to traditional commodities such as energy products, precious and industrial metals, grains, soft commodities and livestock. The portion of the Fund’s or the Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial.
The Fund’s or the Subsidiary’s use of derivatives may cause the Fund’s or Subsidiary’s investment returns to be impacted by the performance of securities the Fund or the Subsidiary does not own and result in the Fund’s or the Subsidiary’s total investment exposure exceeding the value of its portfolio.
The Fund may invest in pooled investment vehicles, including other investment companies such as exchange-traded funds.
A portion of the Fund’s net assets may be “illiquid” investments.
The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options.
The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, as amended, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
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Alternative Investment Strategies Risk. The Fund may use alternative investment strategies that involve investment techniques and risks different from those of more traditional mutual funds. These strategies may involve, among other things, complex combinations of systematic trend signals, managed futures strategies, multi-asset trading, derivatives-based exposures, volatility-related strategies, relative value trades, carry mitigation techniques, dynamic position adjustments and tail risk hedging. These strategies may be more difficult to implement successfully than traditional long-only strategies and may perform differently than expected in rising, falling, range-bound, volatile or illiquid markets. Strategy complexity may increase the risk of implementation errors, unintended exposures, ineffective hedging, inaccurate risk measurement, liquidity constraints, higher transaction costs and operational failures. The Fund’s performance may be driven by multiple interacting factors, and losses may occur for reasons that are difficult to identify or anticipate. There can be no assurance that the Fund’s alternative investment strategies will achieve their intended results, reduce volatility, provide diversification, offset losses from other investments or generate positive returns. The Fund may allocate assets among strategies because they are expected to behave differently across market environments. Correlations among strategies, markets and instruments are not stable and may change quickly, particularly during periods of market stress, deleveraging, rapid reversals or reduced liquidity. Strategies expected to diversify one another may experience losses at the same time, and positions intended to offset or hedge one another may fail to do so. The Fund may emphasize strategies that underperform, reduce exposure to strategies that later perform well, or reallocate at unfavorable times.
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Hedge Ineffectiveness Risk. The Fund may use hedges or offsetting positions intended to reduce risk or improve the risk profile of a strategy. Hedges may not perform as expected because of incorrect sizing, timing or market relationships, and may reduce gains, increase costs or cause losses. There can be no assurance that any hedge or offsetting position will protect the Fund from loss.
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Long and Short Positions Risk. The Fund may take both long and short positions across multiple asset classes and markets. Long positions may decline in value and short positions may increase in value, causing losses. Short positions may involve substantial or theoretically unlimited losses. Long and short positions may also increase portfolio turnover, transaction costs, margin requirements and the complexity of the Fund’s risk profile.
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Multi-Asset Tactical Trading Risk. The Fund’s tactical trading strategy may involve positions across equities, interest rates, commodities, currencies, futures and other markets. These markets may respond differently to economic, political, monetary, liquidity or other market developments, and a money manager may incorrectly assess the direction, timing or magnitude of market movements. Losses may occur across multiple asset classes at the same time, particularly during periods of market stress or when historical market relationships break down.
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Trend-Following Strategies Risk. Trend-following strategies seek to identify and profit from sustained upward or downward price movements, but such trends may not develop, may be short-lived or may reverse suddenly. These strategies may perform poorly in range-bound, choppy, low-volatility or whipsaw markets (where price movements trigger trading signals and then quickly reverse) and may result in increased trading, transaction costs and losses. Managed futures strategies may perform poorly during periods when futures markets are trendless, volatile in a non-directional manner, subject to rapid reversals or affected by government, central bank or regulatory intervention. Managed futures exposure may also create substantial variation in the Fund’s returns over short periods.
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Convexity and Tail Risk Hedging Strategies Risk. The Fund may use downside hedges, long gamma positions, options structures or other convexity-oriented positions intended to increase the Fund’s responsiveness to severe market selloffs, sharp volatility spikes or other extreme events. These positions may not perform as expected and may expire worthless, decline in value or fail to offset losses in other parts of the Fund.
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Volatility Strategies Risk. The Fund may use strategies that seek to generate returns from changes in realized or implied volatility, volatility relationships, or other volatility-related market characteristics. These strategies may perform poorly when volatility behaves differently than expected and may be highly sensitive to changes in market prices, time to expiration, interest rates, dividends, liquidity, market positioning and market stress. Volatility strategies may involve long-volatility, short-volatility, relative value, dispersion, correlation, cross-asset or dynamic positioning strategies and may experience substantial losses if volatility relationships or market conditions change unexpectedly. Long-volatility positions may involve ongoing costs and negative carry that reduce returns over time, while short-volatility exposure may result in large or rapidly increasing losses during periods of market stress or rising volatility. Volatility instruments and related structures may be complex, less liquid than anticipated and subject to sudden repricing.
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Carry Mitigation and Funding Strategy Risk. The Fund may use carry-generating, relative value or other funding trades intended to offset some of the cost of maintaining long-volatility exposure. These trades may not generate sufficient returns to offset negative carry and may create losses, particularly during periods of market stress or rising volatility. Carry mitigation and funding positions may also reduce the Fund’s intended convexity or defensive characteristics during stressed markets and may increase losses rather than offset the cost of maintaining long-volatility exposure.
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Derivatives. Investments in derivative instruments can pose additional, and often greater, risks than investing directly in conventional securities, currencies or other instruments. The Fund may lose more than the amount initially invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are generally subject to a number of risks including leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
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Commodity Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
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Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
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Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
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Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
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U.S. and Non-U.S.Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.

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Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
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Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
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Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
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Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
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Non-Diversification Risk. Investing a relatively high percentage of assets in the securities of a single issuer or group of issuers, may cause performance to be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.
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Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
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Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
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Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including wars and armed conflicts, tariffs, natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
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Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies.

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Multi-Manager Approach. While the investment strategies employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
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Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
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Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
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Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.
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Rights and Warrants. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
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Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk that the Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.
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Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
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Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
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Reverse Repurchase Agreements. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. The Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price.
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Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
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Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
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Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

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Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of the Fund as well as to the expenses and risks of the underlying investment companies.
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Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
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Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
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Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
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Tax Risk. The tax treatment of the Fund’s investments may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service (“IRS”) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. Because the Subsidiary is a controlled foreign corporation, any gains received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
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Subsidiary Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is generally not subject to all of the investor protections of the 1940 Act. Furthermore, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund. The cost of investing in the Fund will be higher because the Fund bears the expenses of the Subsidiary.
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High Portfolio Turnover Risk. The Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
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New Fund Risk. The Fund is a new Fund. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time.
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Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment in asset allocation programs and may have a large percentage of its Shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.

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Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the benchmark index selected for the Fund. Performance information for the Fund will be available online at https://russellinvestments.com.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●AlphaSimplex Group, LLC	●One River Asset Management, LLC
●Aspect Capital Limited	●Portman Square Capital LLP
●Crabel Capital Management, LLC	●Welton Investment Partners LLC
●Efficient Capital Management, LLC
Portfolio Managers
Mark Raskopf, Portfolio Manager, Hedge Funds, Grace Uniacke, Director, Alternative Solutions, and Nikki Zhou, Portfolio Manager, Alternatives, have primary responsibility for the management of the Fund. Mr. Raskopf, Ms. Uniacke and Ms. Zhou have managed the Fund since October 2026.
Additional Information

How to Purchase Shares
Shares are only available through investment adviser representatives and broker-dealer registered representatives of LPL Financial LLC or its affiliates (collectively, “Financial Intermediaries”), unless you are eligible to participate in a Russell Investments employee investment program. Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment for Class A or Class S Shares. The Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Fund’s Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Fund (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after the Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by the Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Fund’s Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from the Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to the Fund and its shareholders, please see Additional Information about Taxes in the Fund’s Prospectus.
Payments to Financial Intermediaries
The Fund and its related companies may pay a Financial Intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.
For more information about payments to Financial Intermediaries, please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Fund’s Prospectus.